SUBSIDIARIES OF

		     AIR & WATER TECHNOLOGIES CORPORATION



	    Company                                    State of Incorporation
	    -------                                    ----------------------

Asbestos Control Services, Inc.                                 Delaware
AWT Air & Water Technologies, Canada, Inc.                      Canada
AWT Capital, Inc.                                               Delaware
AWT Management Company, Inc.                                    Delaware
AWT Plastic Recycling, Inc.                                     Delaware
AWT Taiwan, Inc.                                                Delaware
Cardinal Dismantlement Services, Inc.                           Delaware
Chesapeake Sunrise Marketing Corporation                        Delaware
Cottrell Environmental Sciences, Inc.                           New Jersey
CUSCO, Inc.                                                     Massachusetts
Custodis-Cottrell, Inc.                                         New Jersey
Custodis-Cottrell Canada, Inc.                                  Canada
Custodis-Cottrell International, Inc.                           Delaware
Custodis-Ecodyne, Inc.                                          Delaware
Falcon Abatement, Inc.                                          Delaware
Falcon Associates, Inc.                                         Pennsylvania
Falcon, Inc.                                                    New Jersey
Flex-Kleen Corporation                                          Delaware
KVB Research, Inc.                                              California
Lerman Design Corp.                                             New Jersey
M&E Auburn, Inc.                                                Delaware
M&E II, Inc.                                                    Delaware
M&E Pacific, Inc.                                               Delaware
MEPAC Services, Inc.                                            Delaware
Merscot Inc.                                                    Delaware
Merscot II, Inc.                                                Delaware
Metcalf & Eddy, Inc.                                            Delaware
Metcalf & Eddy de Panama, S.A.                                  Panama
Metcalf & Eddy de Puerto Rico, Inc.                             Delaware
Metcalf & Eddy International, Inc.                              Delaware
Metcalf & Eddy of Massachusetts, Inc.                           Delaware
Metcalf & Eddy of Michigan, Inc.                                Michigan
Metcalf & Eddy of New York, Inc.                                New York
Metcalf & Eddy of Ohio, Inc.                                    Ohio
Metcalf & Eddy Services, Inc.                                   Delaware
Metcalf & Eddy Technologies, Inc.                               Delaware
Organic Resources Management Corporation                        Delaware
Organic Resources Management of New York City, Inc.             New York
PIECO, Inc.                                                     Florida
Power Application & Mfg. Co.                                    Delaware
PQ Energy, Inc.                                                 Louisiana
Production Rentals, Inc.                                        Louisiana
Professional Services Group, Inc.                               Minnesota
ProTek Environmental Services, Inc.                             Delaware
REECO-Australia, Pty.
REECO-Italia, S.P.A.
REECO-Strom, A/S                                                Denmark
Regenerative Environmental Equipment Co., Inc.                  New Jersey
Rental Tools, Inc.                                              Louisiana
Research-Cottrell, Inc.                                         New Jersey
Research-Cottrell (Belgium), S.A.
Research-Cottrell (Canada) Ltd.                                 Canada
Research-Cottrell (Deutschland) GmbH
Research-Cottrell Energy Companies, Inc.                        Delaware
Research-Cottrell Intermediate Holding Corporation              Delaware
Research-Cottrell International, Inc.                           New Jersey
Research-Cottrell S.A.R.L.                                      France
Research-Cottrell Technologies, Inc.                            California
Som-Trell, Inc.                                                 New Jersey
Thermal Transfer Corporation                                    Pennsylvania
Vee-Six, Inc.                                                   Delaware
Zecco, Inc.                                                     Massachusetts